SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: March 18, 1998
------------------------------
(Date of earliest event reported)


                       Nomura Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

    Delaware                     33-48481                    13-3672336
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(State or Other                 (Commission               (I.R.S. Employer
Jurisdiction of                File Number)              Identification No.)
 Incorporation)



        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 667-9300



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Item 5. Other Events.

     Attached as Exhibit 99.1 to this Current Report are certain pages that were inadventently omitted from the electronic filing of Pre-effective Amendment No. 4 to the Registrant's Registration Statement No. 333-22133 on February 18, 1998 (the "Registration Statement"), which pages are alternate pages to the base prospectus and are intended to be used in the base prospectus in the event of certain property type concentrations. The Registrant hereby incorporates the Alternate Pages by reference in the Registration Statement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 99.1      Alternate Pages.



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     Pursuant to the  requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   NOMURA ASSET SECURITIES CORPORATION


                                   By:  /s/ Perry Gershon
                                        ------------------
                                          Name:  Perry Gershon
                                          Title: Managing Director

Date: March 18, 1998

                                  Exhibit Index



Item 601(a) of
Regulation S-K
Exhibit No.             Description                       Page
-----------             -----------                       ----

99.1                    Alternate Pages                   4